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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 3, 2007
                          VALASSIS COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                     1-10991                 38-2760940
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 (State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

           19975 Victor Parkway, Livonia, Michigan                    48152
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           (Address of principal executive offices)                (Zip Code)

         Registrant's telephone number, including area code 734-591-3000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02     Results of Operations and Financial Condition

On May 3, 2007, Valassis issued a press release (the "Press Release") announcing results for the quarter ended March 31, 2007. Furnished hereto as Exhibit 99.1 to this Current Report is a copy of the Press Release.

The information in Item 2.02 of the Current Report and the accompanying exhibit shall not be incorporated by reference into any filing by Valassis, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)                Exhibits


Exhibit
Number              Description
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99.1                Press release dated as of May 3, 2007
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VALASSIS COMMUNICATIONS, INC.
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                                     (Registrant)

Dated:  May 3, 2007

                                     /s/Robert L. Recchia
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                                     Robert L. Recchia
                                     Executive Vice President and
                                     Chief Financial Officer
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